UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2004


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-17171                75-2212772
           --------                       -------                ----------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



      650 South Edmonds, Suite 108, Lewisville, TX                75067
        (Address of principal executive offices)                 Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)




              Exhibit Index Begins on Sequentially Numbered Page 4

Item 5.  Other Events and Regulation FD Disclosure.

         On March 23, 2004 the Registrant issued a press release that announced the settlement of the lawsuit over the validity of the Company's leases at its Vasquez property in Duval County, Texas and its operating plans.

Item 7.    Financial Statements and Exhibits

                  (c)      Exhibits.

                           99.1 - Press Release issued March 23, 2004, by the Registrant.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         URANIUM RESOURCES, INC.




Date:    March 24, 2004                  /s/ Paul K. Willmott
                                         --------------------------------------
                                         Paul K. Willmott
                                         President, Chief Executive Officer
                                         and Chairman of the Board of Directors

                                  EXHIBIT INDEX



 Exhibit No.                    Exhibit Description                     Page
 -----------                    -------------------                     ----

    99.1                Press Release issued March 23, 2004,            E-1
                        by the Registrant.



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